EdR
COLLEGIATE HOUSING

SUPPLEMENTAL FINANCIAL INFORMATION
2017 | Q3

Live here
Live well.

2017Q3

Our Communities

are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities and operations, visit us online at EdRTrust.com.

Financial Highlights ____ 1
Balance Sheet ____ 2
Operating Results ____ 3
Funds from Operations ____ 5
Community Operating Results ____ 6
Same-Community Expenses by Category ____ 7
Community Operations – Trailing Five Quarters ____ 8
Leasing Results Summary ____ 10
Same-Community Leasing Results by Region & Distance ____ 11
Top EdR Markets and States by Revenue ____ 12
New Supply & Enrollment–EdR Markets ____ 14
Owned Community Projected 2018 New Supply & Demand Information ____ 15
Completed 2017 Development ____ 16
Owned Development Summary ____ 17
Capital Allocation – Long Term Funding Plan ____ 18
Third-Party Development Summary ____ 19
Capital Structure ____ 20
Unsecured Senior Note Covenants ____ 22
Reconciliation of Non-GAAP Measures ____ 23
Updated 2017 Guidance ____ 25
Community Listing-Owned ____ 32
Investor Relations ____ 34
Definitions ____ 35
Safe Harbor Statement ____ 36

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended September 30,				Nine months ended September 30,
	2017	2016	$ Chg	% Chg	2017	2016	$ Chg	% Chg
Same-community revenue	$53,245	$51,911	$1,334	2.6%	$172,311	$168,993	$3,318	2.0%
Total community revenue	71,085	61,877	9,208	14.9%	221,941	193,750	28,191	14.6%
Total revenue	75,360	66,225	9,135	13.8%	235,200	204,744	30,456	14.9%

Same-community net operating income	25,852	25,349	503	2.0%	100,162	99,719	443	0.4%
Total community net operating income	34,009	29,365	4,644	15.8%	125,650	110,183	15,467	14.0%
Total operating income	3,869	1,231	2,638	214.3%	30,935	30,933	2	—%

Net (loss) income attributable to EdR	(155)	(3,533)	3,378	(95.6)%	22,062	30,791	(8,729)	(28.3)%
Per share - basic and diluted	$(0.01)	$(0.05)	$0.04	(80.0)%	$0.27	$0.45	$(0.18)	(40.0)%

Funds from operations (FFO)	22,192	18,664	3,528	18.9%	94,354	66,281	28,073	42.4%
Per weighted average share/unit (1)	$0.30	$0.25	$0.05	20.0%	$1.28	$0.97	$0.31	32.0%

Core funds from operations (Core FFO)	21,665	19,396	2,269	11.7%	96,725	79,761	16,964	21.3%
Per weighted average share/unit (1)	$0.29	$0.26	$0.03	11.5%	$1.31	$1.17	$0.14	12.0%

FINANCIAL RATIOS:
	9/30/2017		12/31/2016
Debt to gross assets	24.7%		18.4%
Net debt to gross assets	23.6%		17.4%
Net debt to enterprise value	21.9%		13.5%
Interest coverage ratio (TTM)	11.2x		9.0x
Net debt to EBITDA - Adjusted (TTM)	3.0x		1.7x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

THIRD QUARTER	1

BALANCE SHEET

(Amount in thousands, except share and per share data, unaudited)
	September 30, 2017	December 31, 2016
Assets
Collegiate housing properties, net (1)	$2,453,702	$2,108,706
Assets under development	348,653	289,942
Cash and cash equivalents	47,462	34,475
Restricted cash	6,020	7,838
Other assets	70,242	65,224
Total assets	$2,926,079	$2,506,185

Liabilities and equity
Liabilities:
Unsecured debt, net of unamortized deferred financing costs	$778,309	$454,676
Mortgage and construction loans, net of unamortized deferred financing costs	29,772	62,520
Accounts payable and accrued expenses	181,676	127,872
Deferred revenue	32,479	20,727
Total liabilities	1,022,236	665,795

Commitments and contingencies	—	—

Redeemable noncontrolling interests	55,171	38,949

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 75,751,216 and 73,075,455 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	757	731
Preferred shares, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,849,112	1,802,852
Retained earnings	—	—
Accumulated other comprehensive loss	(2,484)	(3,564)
Total EdR stockholders' equity	1,847,385	1,800,019
Noncontrolling interest	1,287	1,422
Total equity	1,848,672	1,801,441
Total liabilities and equity	$2,926,079	$2,506,185
(1) Amount is net of accumulated depreciation of $363,412 and $315,634, as of September 30, 2017 and December 31, 2016, respectively.

THIRD QUARTER	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended September 30,			Nine months ended September 30,
	2017	2016	$ Change	2017	2016	$ Change
Revenues:
Collegiate housing leasing revenue	$71,085	$61,877	$9,208	$221,941	$193,750	$28,191
Third-party development consulting services	1,222	778	444	4,193	1,728	2,465
Third-party management services	858	965	(107)	2,634	2,556	78
Operating expense reimbursements	2,195	2,605	(410)	6,432	6,710	(278)
Total revenues	75,360	66,225	9,135	235,200	204,744	30,456
Operating expenses:
Collegiate housing leasing operations	37,076	32,512	4,564	96,291	83,567	12,724
Development and management services	5,218	2,716	2,502	10,894	7,965	2,929
General and administrative	2,582	2,489	93	8,724	7,991	733
Development pursuit, acquisition costs and severance	238	212	26	861	898	(37)
Depreciation and amortization	22,449	22,336	113	72,808	58,951	13,857
Ground lease expense	3,437	3,224	213	9,459	8,829	630
Other operating income (1)	(1,704)	(1,100)	(604)	(1,204)	(1,100)	(104)
Reimbursable operating expenses	2,195	2,605	(410)	6,432	6,710	(278)
Total operating expenses	71,491	64,994	6,497	204,265	173,811	30,454
Operating income	3,869	1,231	2,638	30,935	30,933	2
Nonoperating (income) expenses:
Interest expense, net of capitalized interest	4,284	3,811	473	10,374	12,109	(1,735)
Amortization of deferred financing costs	406	443	(37)	1,185	1,380	(195)
Interest income	(17)	(155)	138	(66)	(429)	363
Loss on extinguishment of debt	—	475	(475)	22	10,611	(10,589)
Total nonoperating expenses	4,673	4,574	99	11,515	23,671	(12,156)
(Loss) income before equity in (losses) earnings of unconsolidated entities, income taxes and gain on sale of collegiate housing properties	(804)	(3,343)	2,539	19,420	7,262	12,158
Equity in (losses) earnings of unconsolidated entities	(243)	(480)	237	141	(617)	758
(Loss) income before income taxes and gain on sale of collegiate housing properties	(1,047)	(3,823)	2,776	19,561	6,645	12,916
Income tax (benefit) expense	(416)	84	(500)	(948)	224	(1,172)
(Loss) income before gain on sale of collegiate housing properties	(631)	(3,907)	3,276	20,509	6,421	14,088
Gain on sale of collegiate housing properties	—	—	—	691	23,956	(23,265)
Net (loss) income	(631)	(3,907)	3,276	21,200	30,377	(9,177)
Less: Net loss attributable to the noncontrolling interests	(476)	(374)	(102)	(862)	(414)	(448)
Net (loss) income attributable to Education Realty Trust, Inc.	$(155)	$(3,533)	$3,378	$22,062	$30,791	$(8,729)

THIRD QUARTER	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended September 30,			Nine months ended September 30,
	2017	2016	$ Change	2017		2016		$ Change
Other comprehensive income (loss):
Gain (loss) on cash flow hedging derivatives	367	1,651	(1,284)	1,080		(2,837)		3,917
Comprehensive income (loss) attributable to Education Realty Trust, Inc.	$212	$(1,882)	$2,094	$23,142		$27,954		$(4,812)

Earnings per share information:
Net (loss) income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted (2)	$(0.01)	$(0.05)	$0.04	$0.27		$0.45		$(0.18)

Weighted average shares of common stock outstanding – basic	73,687	73,205	482	73,606		67,979		5,627
Weighted average shares of common stock outstanding – diluted	73,687	73,205	482	73,820	(3)	68,281	(3)	5,539

(1) Represents the change in fair value of contingent consideration liabilities associated with our 2016 acquisitions of Hub at Madison and Urbane.
(2) The numerator for earnings per share - diluted also includes $0.7 million and $1.9 million of accretion of redeemable noncontrolling interests for the three and nine months ended September 30, 2017, respectively.

(3) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Partnership Units and shares issuable upon settlement of the forward equity agreements.

THIRD QUARTER	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended September 30,			Nine months ended September 30,
	2017	2016	$ Change	2017	2016	$ Change
Net (loss) income attributable to EdR	$(155)	$(3,533)	$3,378	$22,062	$30,791	$(8,729)
Gain on sale of collegiate housing assets	—	—	—	(691)	(23,956)	23,265
Real estate related depreciation and amortization	21,911	21,616	295	71,316	57,424	13,892
Equity portion of real estate depreciation and amortization on equity investees	663	700	(37)	2,010	2,023	(13)
Noncontrolling interests	(227)	(119)	(108)	(343)	(1)	(342)
Funds from operations ("FFO") available to stockholders and unitholders	22,192	18,664	3,528	94,354	66,281	28,073
percent change			18.9%			42.4%

FFO adjustments:
Loss on extinguishment of debt	—	475	(475)	22	10,611	(10,589)
Acquisition costs	—	175	(175)	27	413	(386)
Change in fair value of contingent consideration liability (1)	(1,704)	(1,100)	(604)	(1,204)	(1,100)	(104)
Straight-line adjustment for ground leases (2)	1,177	1,182	(5)	3,526	3,556	(30)
FFO adjustments	(527)	732	(1,259)	2,371	13,480	(11,109)

Core funds from operations ("Core FFO") available to stockholders and unitholders	$21,665	$19,396	$2,269	$96,725	$79,761	$16,964
percent change			11.7%			21.3%

Earnings per share - diluted (3)	$(0.01)	$(0.05)	$0.04	$0.27	$0.45	$(0.18)
percent change			(80.00)%			(40.0)%
FFO per weighted average share/unit (4)	$0.30	$0.25	$0.05	$1.28	$0.97	$0.31
percent change			20.0%			32.0%
Core FFO per weighted average share/unit (4)	$0.29	$0.26	$0.03	$1.31	$1.17	$0.14
percent change			11.5%			12.0%

Weighted average shares/units (4)	73,894	73,468	426	73,820	68,281	5,539
percent change			0.6%			8.1%

(1) Represents the change in fair value of contingent consideration liabilities associated with our 2016 acquisitions of Hub at Madison and Urbane.
(2) This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $0.7 million and $1.9 million of accretion of redeemable noncontrolling interests for the three and nine months ended September 30, 2017, respectively.

(4)  FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact, and the dilutive impact of the ATM Forward.

THIRD QUARTER	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three months ended September 30,				Nine months ended September 30,
	2017	2016	$ Change	% Change	2017	2016	$ Change	% Change
Revenues
Same-communities(1)	$53,245	$51,911	$1,334	2.6%	$172,311	$168,993	$3,318	2.0%
New-communities(2)	16,092	7,154	8,938	NM	42,265	11,219	31,046	NM
Other-communities(3)	1,748	2,221	(473)	NM	6,431	7,371	(940)	NM
Sold-communities(4)	—	591	(591)	NM	934	6,167	(5,233)	NM
Total revenues	71,085	61,877	9,208	14.9%	221,941	193,750	28,191	14.6%

Operating expenses (5)
Same-communities(1)	27,393	26,562	831	3.1%	72,149	69,274	2,875	4.2%
New-communities(2)	8,317	3,751	4,566	NM	19,134	6,079	13,055	NM
Other-communities(3)	1,366	1,615	(249)	NM	4,177	4,523	(346)	NM
Sold-communities(4)	—	584	(584)	NM	831	3,691	(2,860)	NM
Total operating expenses	37,076	32,512	4,564	14.0%	96,291	83,567	12,724	15.2%

Net operating income
Same-communities(1)	25,852	25,349	503	2.0%	100,162	99,719	443	0.4%
New-communities (2)	7,775	3,403	4,372	NM	23,131	5,140	17,991	NM
Other-communities(3)	382	606	(224)	NM	2,254	2,848	(594)	NM
Sold-communities(4)	—	7	(7)	NM	103	2,476	(2,373)	NM
Total net operating income	$34,009	$29,365	$4,644	15.8%	$125,650	$110,183	$15,467	14.0%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods and are not conducting substantial development or redevelopment activities or have other significant changes in design beds. See page 32 of this supplement for a listing of same-communities.

(2) See page 33 of this supplement for a listing of which communities are categorized as new-communities.
(3) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University. As a result of the university implementing a new freshman live-on requirement this fall, we anticipate changing the way the community will be leased and operated in 2017 making year over year results incomparable.

(4) Represents operating results from communities sold in 2016 and 2017.
(5) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

THIRD QUARTER	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended September 30, 2017			Three months ended September 30, 2016
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$6,987	$267	26%	$6,815	$260	26%	$172	2.5%
On-Site Payroll	4,197	160	15%	4,379	167	16%	(182)	(4.2)%
General & Administrative(2)	3,401	130	12%	3,204	122	12%	197	6.1%
Maintenance & Repairs(3)	5,577	213	20%	5,623	215	21%	(46)	(0.8)%
Marketing	1,134	43	4%	1,011	39	4%	123	12.2%
Total Direct Operating Expenses	$21,296	$813	77%	$21,032	$803	79%	$264	1.3%

Real Estate Taxes	5,585	213	21%	4,962	190	19%	623	12.6%
Insurance	512	20	2%	568	22	2%	(56)	(9.9)%
Total Fixed Operating Expenses	$6,097	$233	23%	$5,530	$212	21%	$567	10.3%
Total Property Operating Expenses	$27,393	$1,046	100%	$26,562	$1,015	100%	$831	3.1%

	Nine months ended September 30, 2017			Nine months ended September 30, 2016
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$19,890	$760	28%	$19,525	$746	28%	$365	1.9%
On-Site Payroll	12,114	463	17%	12,340	472	18%	(226)	(1.8)%
General & Administrative(2)	9,620	368	13%	9,439	361	14%	181	1.9%
Maintenance & Repairs(3)	9,434	361	13%	9,049	346	13%	385	4.3%
Marketing	2,771	106	4%	2,753	105	4%	18	0.7%
Total Direct Operating Expenses	$53,829	$2,058	75%	$53,106	$2,030	77%	$723	1.4%

Real Estate Taxes	16,787	642	23%	14,467	553	21%	2,320	16.0%
Insurance	1,533	59	2%	1,701	65	2%	(168)	(9.9)%
Total Fixed Operating Expenses	$18,320	$701	25%	$16,168	$618	23%	$2,152	13.3%
Total Property Operating Expenses	$72,149	$2,759	100%	$69,274	$2,648	100%	$2,875	4.2%

Same-community beds	26,167

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

THIRD QUARTER	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
2017 Same Communities
Revenue	$51,911	$64,900	$63,492	$55,574	$53,245	$237,211
Operating Expenses	26,562	22,181	21,871	22,886	27,393	94,331
Net Operating Income	$25,349	$42,719	$41,621	$32,688	$25,852	$142,880
Margin	49%	66%	66%	59%	49%	60%
Beds	78,501	78,501	78,501	78,501	78,501	314,004
Occupancy(1)	88.7%	96.8%	95.3%	82.3%	87.8%	90.6%
Net Apartment Rent per Occupied Bed	$671	$810	$800	$799	$695	$777
Other Income per Occupied Bed	75	44	48	61	78	57
Total Revenue per Occupied Bed	$746	$854	$848	$860	$773	$834
Operating Expense per Available Bed	$338	$283	$279	$292	$349	$300

2017 New Communities
Revenue	$7,154	$11,795	$13,647	$12,526	$16,092	$54,060
Operating Expenses	3,751	3,673	5,076	5,741	8,317	22,807
Net Operating Income	$3,403	$8,122	$8,571	$6,785	$7,775	$31,253
Margin	48%	69%	63%	54%	48%	58%
Beds	11,039	14,175	17,833	18,138	24,144	74,290
Occupancy(1)	86.9%	89.6%	89.2%	77.5%	83.3%	84.5%
Net Apartment Rent per Occupied Bed	$663	$871	$803	$820	$721	$794
Other Income per Occupied Bed	83	58	55	71	79	67
Total Revenue per Occupied Bed	$746	$929	$858	$891	$800	$861
Operating Expense per Available Bed	$340	$259	$285	$317	$344	$307

2017 Other Communities(2)
Revenue	$2,221	$3,090	$3,021	$1,662	$1,748	$9,521
Operating Expenses	1,615	1,508	1,475	1,336	1,366	5,685
Net Operating Income	$606	$1,582	$1,546	$326	$382	$3,836
Margin	27%	51%	51%	20%	22%	40%
Beds	3,675	3,675	3,675	3,339	2,667	13,356
Occupancy(1)	69.1%	87.8%	87.2%	42.3%	66.6%	72.1%
Net Apartment Rent per Occupied Bed	$692	$903	$883	$899	$765	$870
Other Income per Occupied Bed	182	54	59	278	219	119
Total Revenue per Occupied Bed	$874	$957	$942	$1,177	$984	$989
Operating Expense per Available Bed	$439	$410	$401	$400	$512	$426

THIRD QUARTER	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
2017 Sold Communities
Revenue	$591	$652	$625	$309	$—	$1,586
Operating Expenses	584	449	455	375	—	1,279
Net Operating Income (Loss)	$7	$203	$170	$(66)	$—	$307
Margin	1%	31%	27%	(21)%	—%	19%
Beds	1,836	1,836	1,836	1,224	—	4,896
Occupancy(1)	61.4%	61.4%	61.4%	63.1%	—%	61.8%
Net Apartment Rent per Occupied Bed	$472	$563	$530	$372	$—	$502
Other Income per Occupied Bed	53	15	24	27	—	21
Total Revenue per Occupied Bed	$525	$578	$554	$399	$—	$523
Operating Expense per Available Bed	$318	$244	$248	$307	$—	$261

2017 Total Communities
Revenue	$61,877	$80,437	$80,785	$70,071	$71,085	$302,378
Operating Expenses	32,512	27,811	28,877	30,338	37,076	124,102
Net Operating Income	$29,365	$52,626	$51,908	$39,733	$34,009	$178,276
Margin	47%	65%	64%	57%	48%	59%
Beds	95,051	98,187	101,845	101,202	105,312	406,546
Occupancy(1)	87.2%	94.8%	93.3%	79.9%	86.2%	88.5%
Net Apartment Rent per Occupied Bed	$668	$819	$800	$800	$702	$780
Other Income per Occupied Bed	79	46	50	66	81	60
Total Revenue per Occupied Bed	$747	$865	$850	$866	$783	$840
Operating Expense per Available Bed	$342	$283	$284	$300	$352	$305

(1) Represents the weighted average physical occupancy for the period presented.
(2) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University, as we previously anticipated changing the way the community will be leased and operated in 2017.

THIRD QUARTER	9

LEASING RESULTS SUMMARY

			Opening Occupancy
	Design Beds	% of NOI	2017	2016	Ahead/(Behind)	Opening Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	4,046	9.3%	83.4%	81.2%	2.2%	(2.6)%
Prior Year Occupancy 90% to 96.9% (Tier 2)	3,697	11.0%	92.8%	94.0%	(1.2)%	1.2%
Prior Year Occupancy 97% and Above (Tier 3)	22,644	79.7%	97.7%	99.5%	(1.8)%	3.9%
Total Same-Communities (1)	30,387	100.0%	95.2%	96.4%	(1.2)%	3.0%
Total Other-Communities (2)	889		99.4%
Total New-Communities (3)	5,144		89.2%
Total Communities	36,420		94.4%

NOTE: The same-community designation for leasing purposes is different than for financial statement purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2017/2018 leasing cycle.

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2017/2018 leasing cycle. Design beds for Same-Communities included in the 2017 Preleasing Summary above include the following design beds: (1) total same-community design beds on page 32 of 26,167 plus (2) 4,220 design beds on communities that are considered same for leasing purposes (see note 1 on page 33).

(2) Other-communities includes University Towers, serving North Carolina State University.

(3) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities include the following: (1) our 2016 acquisitions of Pura Vida Place (100 beds), Carriage House (94 beds) and Urbane (311 beds), plus (2) beds at our 2017 development deliveries including The Local: Downtown (304 beds), SkyVue (824 beds) Sawtooth Hall (656), University Flats (771), Lewis Hall (346) and The Woods (417), plus (3) our 2017 acquisitions of Retreat at Corvallis (1,016 beds) and 319 Bragg (305 beds).

THIRD QUARTER	10

SAME-COMMUNITY LEASING RESULTS BY REGION AND DISTANCE

			Opening Occupancy
	Design Beds	% of NOI	2017	2016	Ahead/(Behind)	Opening Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	5,758	22.6%	96.2%	98.1%	(1.9)%	4.9%
Midwest	1,664	2.9%	86.4%	82.7%	3.7%	(1.6)%
North	4,243	12.6%	95.1%	95.3%	(0.2)%	0.1%
South Central	10,983	36.4%	93.2%	96.1%	(2.9)%	3.1%
Southeast	4,001	10.6%	99.5%	99.9%	(0.4)%	2.9%
West	3,738	14.9%	98.5%	98.4%	0.1%	3.9%
Total Same-Communities	30,387	100.0%	95.2%	96.4%	(1.2)%	3.0%

Same-Communities - by Distance from Campus
0-0.2 miles	20,057	73.4%	95.8%	98.6%	(2.8)%	3.7%
0.21-0.49 miles	2,720	8.0%	91.6%	90.8%	0.8%	(2.1)%
0.5-0.99 miles	2,041	5.9%	91.6%	87.2%	4.4%	2.3%
1.0-1.99 miles	3,709	9.0%	94.4%	92.5%	1.9%	2.5%
2.0 & > miles	1,860	3.7%	99.3%	99.6%	(0.3)%	2.1%
Total Same-Communities	30,387	100.0%	95.2%	96.4%	(1.2)%	3.0%

(1) See definition of regions on page 36.

THIRD QUARTER	11

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 22.4%
University of Kentucky(1) 16.3%
Arizona State University 5.4%
University of Connecticut 5.3%
Pennsylvania State University 4.5%
University of Wisconsin 3.9%
University of Arizona 3.6%
University of Mississippi 3.5%
University of Texas at Austin 3.4%
Texas Tech University 2.9%
Syracuse University 2.9%
University of Virginia 2.9%
Texas Christian University 2.9%
North Carolina State 2.7%
University of Alabama 2.4%
University of Colorado, Boulder 2.3%
University of Florida 2.3%
Virginia Tech 2.2%
Oregon State University 2.1%
University of Central Florida 2.1%
Florida International University 2.0%
University of Michigan 2.0%

*The data above is based on revenue for the twelve months ended September 30, 2017 and excludes properties that were sold during the period.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus collegiate housing communities.

THIRD QUARTER	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Other 7.8%
Kentucky 17.9%
Oregon 2.1%
California 2.3%
Missouri 2.3%
Indiana 2.6%
New York 2.9%
Texas 9.4%
Alabama 2.9%
Michigan 3.5%
Mississippi 3.5%
Arizona 9.0%
Colorado 3.6%
Wisconsin 3.9%
Florida 6.8%
Pennsylvania 4.5%
North Carolina 4.6%
Connecticut 5.3%
Virginia 5.1%

*The data above is based on revenue for the twelve months ended September 30, 2017 and excludes properties that were sold during the period.

THIRD QUARTER	13

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

EdR Market Supply, Enrollment and Revenue Growth

EdR Markets:	2013	2014	2015	2016	2017 (1)	2018 Est (2)
New supply as % of enrollment	2.2%	2.2%	2.0%	1.8%	2.1%	1.8%
Enrollment growth	1.3%	1.4%	1.5%	1.5%	1.4%	1.4%
	0.9%	0.8%	0.5%	0.3%	0.7%	0.4%

Same-community:
Occupancy increase (decrease)	3.0%	2.0%	0.4%	(1.1)%	(1.2)%
Rate increase	2.0%	2.0%	3.4%	3.4%	3.0%
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3%	1.8%

(1) Data includes the existing portfolio plus 2017 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities.
(2) Data includes the existing portfolio plus 2018 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities.

THIRD QUARTER	14

OWNED COMMUNITY PROJECTED 2018 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2018 New Supply and Demand Information by Region

Region (2)	% of Owned Beds	Pro Forma EdR NOI% (1)	Enrollment Growth 3 Year CAGR - Universities Served	2018 New Supply as a % of Enrollment	Variance
West	15%	19%	1.8%	2.8%	(1.0)%
Mid Atlantic	20%	22%	1.5%	2.2%	(0.7)%
North	17%	15%	0.2%	1.2%	(1.0)%
South Central	29%	29%	1.7%	1.0%	0.7%
Southeast	12%	9%	1.1%	2.5%	(1.4)%
Midwest	7%	6%	2.0%	1.9%	0.1%
Total	100%	100%	1.4%	1.8%	(0.4)%

Projected 2018 New Supply Sorted by Percentage Increase				University Markets with >5% Increase in 2018 Supply as a % of Enrollment

New Supply Growth	University Markets	EdR Beds	Pro Forma EdR NOI %(1)	University	New Supply Increase	Pro Forma EdR NOI %(1)
0%	42%	47%	48%	Arizona State University - Phoenix	5.2%	9%
0.1% to 1.0%	3%	1%	1%	Florida State University/Florida A&M	7.2%	2%
1.0% - 3.0%	33%	26%	25%	Syracuse University	6.3%	2%
3.0% - 5.0%	11%	10%	10%	University of Mississippi	6.3%	2%
> 5.0%	11%	16%	16%	Northern Michigan University	6.0%	1%
Total	100%	100%	100%			16%

NOTE: Schedule represents all markets served by EdR communities and includes the 2017 acquisitions and developments and all announced 2018 developments. Data was obtained from the National Center for Education Statistics, AXIOMetrics and local market data.

(1) NOI is based on 2017 forecast net operating income with proforma adjustments for 2017 acquisitions and developments that have been operating for less than 12 months.
(2) See definition of regions on page 36.

THIRD QUARTER	15

COMPLETED 2017 DELIVERIES

(Amounts in thousands, except bed counts)

August 2017 Delivered Communities
Project	Project Type	Bed Count	Budgeted Total Project Development Cost	EdR's Ownership Percentage
University of Kentucky - University Flats	ONE Plan (1)	771	$74,000	100%
Boise State University - Sawtooth Hall	ONE Plan (1)	656	39,800	100%
University of Kentucky - Lewis Hall	ONE Plan (1)	346	26,900	100%
Michigan State University - SkyVue	Joint Venture	824	89,900	90%
Texas State University - The Local: Downtown	Joint Venture	304	29,600	80%
Northern Michigan University - The Woods	ONE Plan (1)	417	25,700	100%
Total - August 2017 Delivered Communities		3,318	$285,900

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

NOTE: We estimate that 2017 delivered developments will be completed approximately $4 million under budget.

THIRD QUARTER	16

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)
								Development Cost Funded by EdR's Balance Sheet (Excludes Partner Contribution)(2)
Active Projects	Project Type	EdR's Ownership Percentage	Bed Count	Estimated Start Date	Anticipated Completion Date	Budgeted Total Project Development Cost	EdR's Economic Ownership Cost(1)		EdR's Remaining Cost to be Funded
Northern Michigan University - The Woods	ONE Plan (3)	100%	433	In progress	January 2018	$24,600	$24,600	$24,600	$5,400
University of Pittsburgh	Joint Venture	80%	723	In progress	Summer 2018	106,100	84,900	100,300	63,300
Florida State University - Players Club redevelopment	Wholly Owned	100%	592	In progress	Summer 2018	38,000	38,000	38,000	34,500
Northern Michigan University - The Woods	ONE Plan (3)	100%	379	In progress	Summer 2018	29,000	29,000	29,000	29,000
University of Minnesota - Hub at Minneapolis	Joint Venture	51%	707	In progress	Summer 2018	97,900	49,900	83,500	64,300
Arizona State University - Union at Tempe	Joint Venture	90%	839	In progress	Summer 2018	164,900	148,400	159,100	91,500
Cornell University - Maplewood	ONE Plan (3)	100%	872	In progress	Summer 2018	86,000	86,000	86,000	72,200
Colorado State University - Union on Plum	Joint Venture	70%	229	In progress	Summer 2018	28,200	19,700	25,700	18,300
Iowa State University - Union on Lincoln Way	Joint Venture	70%	542	In progress	Summer 2018	51,900	36,300	47,300	34,900
Total - 2018 Deliveries			5,316			$626,600	$516,800	$593,500	$413,400

University of Hawai'i - Hale Mahana	Joint Venture	90%	589	In progress	Fall 2018 or 2019	$109,600	$98,600	$106,300	$68,800
Total - 2019 Deliveries			589			$109,600	$98,600	$106,300	$68,800

Oklahoma State University - One on 4th	Joint Venture	70%	475	In progress	TBD	$47,200	$33,000	$43,700	$12,500

Total Active Projects			6,380			$783,400	$648,400	$743,500	$494,700

Recently Awarded	Project Type	Anticipated Completion Date
Lehigh University	ONE Plan (3)	Fall 2019
Mississippi State University	Possible ONE Plan	Fall 2019
Cornell University - East Hill Village	ONE Plan (3)	Fall 2020

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

(2) For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

(3) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

THIRD QUARTER	17

CAPITAL ALLOCATION - LONG TERM FUNDING PLAN

(Amounts in millions)

Sources and Uses of Capital for All Announced Transactions

Estimated Capital Uses:
	Total Project Development Cost(2)	Acquisition or Development Costs funded by EdR Balance Sheet (Excludes Partner Contribution)(2)	Less: Costs Incurred to Date(2)	Remaining Capital Needs(2)
2017 Announced Acquisitions(1)	$16	$16	$—	$16
2018 Development Deliveries	627	594	181	413
2019 Development Deliveries	110	106	37	69
TBD Deliveries	47	44	31	13
	$800	$760	$249	$511

Estimated Capital Sources:
		2017	Thereafter	Capital Sources
Equity Proceeds Available from ATM Forward Sales(3)		$93	$99	$192
Additional Debt, Including Draws on Revolving Credit Facility(4)		56	263	319
		$149	$362	$511

Debt to Gross Assets

		September 30, 2017	Pro Forma for Funding Needs Through December 31, 2017(5)	Pro Forma Assuming All Funding Completed(6)
Debt to gross assets		25%	25%	29%

NOTE: This analysis demonstrates that EdR could fund all announced acquisitions and developments as of September 30, 2017 and our debt to gross assets is still less than 30%.

(1) Represents the second closing of Urbane which will close in the fourth quarter of 2017.
(2) Represents the share of development cost that is funded by EdR's balance sheet, which excludes any partner contributions - see page 17 for details.
(3) Represents available proceeds from completed but unsettled forward sales through September 2017 under the ATM. The Company has the option of settling the 4.8 million completed forward shares sold and any additional sales under the current authorization at any time prior to December 31, 2018.
(4) The balance on the revolving credit facility as of September 30, 2017 was $194.0 million.
(5) Represents pro forma September 30, 2017 debt to gross assets including the impact of funding only the anticipated capital needed in 2017, in the manner shown in the estimated capital sources table above for 2017.
(6) Represents pro forma December 31, 2017 debt to gross assets as if all announced acquisitions and developments were 100% funded as of September 30, 2017 in the manner shown in the estimated capital sources table above.

THIRD QUARTER	18

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

THIRD-PARTY PROJECTS
Delivered Project	Bed Count	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Nine Months Ended September 30, 2017 (1)
East Stroudsburg University - Pennsylvania Ph II	488	$45,349	$1,374	$338	$1,036
Texas A&M - Commerce	490	29,925	1,260	210	1,050
Shepherd University	298	22,385	1,025	395	630
Total	1,276	$97,659	$3,659	$943	$2,716

Recently Awarded	Anticipated Completion Date
University of South Florida - St. Petersburg	Fall 2019 or 2020
University of South Carolina	Fall 2020 - 2024

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing. A previously announced third-party development at Thomas More College has been removed from the schedule above, as the Board of Trustees of Thomas More College did not approve the transaction.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes development and construction oversight fees earned on projects during the period. The fees earned above do not include $1.4 million of our portion of cost savings recognized as additional development fees during the nine months ended September 30, 2017. In addition, the schedule above does not reflect $2.5 million of cost overruns recognized in development and management services expenses related to unforeseen circumstances on one of the third-party developments.

THIRD QUARTER	19

CAPITAL STRUCTURE

as of September 30, 2017			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets
Debt(1)	$811,272	Variable Rate - Construction Debt	$29,772	3.0%	0.1
Gross Assets(2)	3,289,491	Fixed Rate - 5 Yr. Unsecured Term Loan(5)	65,000	2.9%	4.3
Debt to Gross Assets	24.7%	Fixed Rate - 7 Yr. Unsecured Term Loan(5)	122,500	3.5%	3.3
		Fixed Rate - 12 Yr. Unsecured Senior Notes	75,000	4.2%	11.9
Net Debt to Gross Assets		Fixed Rate - 15 Yr. Unsecured Senior Notes	75,000	4.3%	14.9
Net Debt	$763,810	Fixed Rate - Unsecured Senior Notes	250,000	4.6%	7.2
Gross Assets(3)	3,242,029	Variable Rate - Unsecured Revolving Credit Facility	194,000	2.5%	1.1
Net Debt to Gross Assets	23.6%	Debt(1) / Weighted Average	$811,272	3.7%	5.8
		Less: Cash	47,462
Net Debt to Enterprise Value		Net Debt	$763,810
Net Debt	$763,810
Market Equity (4)	2,729,744	Interest Coverage (TTM)(6)	11.2x
Enterprise Value	$3,493,554	Net Debt to EBITDA - Adjusted (TTM)(7)	3.0x
		Variable Rate Debt to Total Debt	27.6%

Net Debt to Enterprise Value	21.9%	Undrawn Forward Equity Proceeds(8)	$192,071

(1) Excludes unamortized deferred financing costs of $3.2 million.
(2) Excludes accumulated depreciation of $363.4 million.
(3) Excludes accumulated depreciation of $363.4 million and cash of $47.5 million.
(4) Market equity includes 75,751,216 shares of the Company's common stock and 222,737 units outstanding, which are convertible into common shares, and is calculated using $35.93 per share, the closing price of the Company's common stock on September 30, 2017.

(5) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin. In January 2017, the Trust amended the term loans to extend the maturity of the five year tranche by three years to 2022 and reduce the interest rate margin of the seven year tranche by 35 bps.

(6) Equals Adjusted EBITDA of $153.1 million divided by interest expense, net of capitalized interest of $13.7 million. See page 23 for reconciliation to Adjusted EBITDA.
(7) Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-income producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(8) Represents available proceeds from sales of common stock sold under ATM forward agreements through September 30, 2017. The forward transactions can be settled, shares issued and proceeds received at any time at the Company's option through December 31, 2018. Undrawn proceeds from the completed ATM forward sales are not factored into the metrics above.

THIRD QUARTER	20

CAPITAL STRUCTURE

NOTE: At September 30, 2017, the Trust had $192.1 million of undrawn proceeds from shares sold under ATM forward agreements.

Weighted Average Interest Rate of Debt Maturing Each Year (3)
	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
Fixed Rate Debt	—%	—%	—%	—%	3.5%	2.9%	—%	4.6%	—%	—%	—%	—%	4.2%	—%	—%	4.3%
Variable Rate Debt	3.0%	2.5%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Total Debt	3.0%	2.5%	—%	—%	3.5%	2.9%	—%	4.6%	—%	—%	—%	—%	4.2%	—%	—%	4.3%

(1) The unsecured revolving credit facility has an initial maturity of November 19, 2018 and has a one-year extension option that may be exercised if certain conditions are met.
(2) The Company has $150 million of unsecured private placement notes outstanding with an average interest rate of 4.26%. The notes are evenly split between a 12-year and a 15-year maturity.
(3) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

THIRD QUARTER	21

UNSECURED SENIOR NOTE COVENANTS

as of September 30, 2017
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	24.7%
Secured Debt to Total Asset Value	≤ 40%	0.9%
Unencumbered Asset Value to Unsecured Debt	> 150%	411.3%
Interest Coverage	> 1.5x	5.4x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA - TTM:
EdR Adjusted EBITDA(2)	$153,144
Pro forma Adjustments - acquisitions & dispositions (1)	1,634
Total Adjusted Pro Forma EBITDA - TTM	$154,778

Pro Forma Interest Expense - TTM:
Interest expense, net of capitalized interest	$13,719
Add back: Capitalized interest	11,475
Pro forma adjustments(1)	3,420
Pro forma interest expense - TTM	$28,614

Interest Coverage	5.4x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 23 for a reconciliation to EdR Adjusted EBITDA.

THIRD QUARTER	22

RECONCILIATION OF NON-GAAP MEASURES

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)

(Amounts in thousands)	Nine Months	Plus: Year	Less: Nine	Trailing Twelve
	Ended	Ended	Months Ended	Months Ended
	September 30, 2017	December 31, 2016	September 30, 2016	September 30, 2017
Net income attributable to common shareholders	$22,062	$44,924	$30,791	$36,195
Straight line adjustment for ground leases	3,526	4,731	3,556	4,701
Acquisition costs	27	619	413	233
Depreciation and amortization	72,808	81,413	58,951	95,270
Loss on impairment of collegiate housing assets	—	2,500	—	2,500
Gain on sale of collegiate housing assets	(691)	(23,956)	(23,956)	(691)
Interest expense, net of capitalized interest	10,374	15,454	12,109	13,719
Amortization of deferred financing costs	1,185	1,731	1,380	1,536
Interest income	(66)	(490)	(429)	(127)
Loss on extinguishment of debt	22	10,611	10,611	22
Income tax (benefit) expense	(948)	684	224	(488)
Other operating (income) expense - change in fair value of contingent consideration liability	(1,204)	1,046	(1,100)	942
Noncontrolling interests	(862)	(220)	(414)	(668)
Adjusted EBITDA	$106,233	$139,047	$92,136	$153,144
Annualize acquisitions, developments and dispositions(1)	—	—	—	16,185
Pro Forma Adjusted EBITDA	$106,233	$139,047	$92,136	$169,329

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

THIRD QUARTER	23

RECONCILIATION OF NON-GAAP MEASURES

Net operating income (NOI)

(Amounts in thousands)	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Operating income	$3,869	$1,231	$30,935	$30,933
Less: Third-party development services revenue	1,222	778	4,193	1,728
Less: Third-party management services revenue	858	965	2,634	2,556
Less: Other operating income	1,704	1,100	1,204	1,100
Plus: Development and management services expenses	5,218	2,716	10,894	7,965
Plus: General and administrative expenses, development pursuit, acquisition costs and severance	2,820	2,701	9,585	8,889
Plus: Ground leases	3,437	3,224	9,459	8,829
Plus: Depreciation and amortization	22,449	22,336	72,808	58,951
NOI	$34,009	$29,365	$125,650	$110,183

Debt to gross assets

(Amounts in thousands)	September 30, 2017	December 31, 2016
Unsecured debt, excluding unamortized deferred financing costs of $3,191 and $2,824 as of September 30, 2017 and December 31, 2016, respectively	$781,500	$457,500
Mortgage and construction loans, excluding unamortized deferred financing costs of $56 as of December 31, 2016	29,772	62,576
Total debt, excluding unamortized deferred financing costs	$811,272	$520,076

Total assets	$2,926,079	$2,506,185
Accumulated depreciation(1)	363,412	315,634
Gross assets	$3,289,491	$2,821,819

Debt to gross assets	24.7%	18.4%
(1) Represents accumulated depreciation on real estate assets.

THIRD QUARTER	24

UPDATED 2017 GUIDANCE

(Amounts in thousands, except per share/unit data)	Year ending December 31, 2017
	Low End	High End

Net income attributable to EdR	$40,550	$43,550

Real estate related depreciation and amortization	94,000	94,000
Equity portion of real estate depreciation and amortization on equity investees	2,700	2,700
Gain on sale of collegiate housing assets	(691)	(691)
Noncontrolling interests	(330)	(330)
Funds from operations ("FFO") available to stockholders and unitholders	$136,229	$139,229

FFO adjustments:
Loss on extinguishment of debt	22	22
Acquisition costs	27	27
Change in fair value of contingent consideration liability (1)	(1,204)	(1,204)
Straight-line adjustment for ground leases (2)	4,700	4,700
FFO adjustments	3,545	3,545

Core funds from operations ("Core FFO") available to stockholders and unitholders	$139,774	$142,774

Earnings per share – diluted (3)	$0.51	$0.55

FFO per weighted average share/unit (4)	$1.83	$1.87

Core FFO per weighted average share/unit (4)	$1.88	$1.92

Weighted average shares/units (4)	74,500	74,500

(1) This represents the fair value adjustment for The Hub at Madison and Urbane's contingent consideration.
(2) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $2.6 million of accretion of redeemable noncontrolling interests for the year ended December 31, 2017.
(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

THIRD QUARTER	25

UPDATED 2017 GUIDANCE

(Amounts in millions, except per share data)
2017 Revised Guidance Assumptions

		$	Shares	Per Share	Notes
Midpoint of Core FFO per Original Guidance		$149.8	76.8	$1.95

Same-community NOI items:
January to July	$(0.3)
August to December	(3.2)
Sale of Oklahoma community	(0.6)
		(4.1)
The 2.8% reduction in same-community NOI is primarily due to the previously disclosed reduction in 2017/2018 lease term revenue growth from 4% (midpoint of original guidance) to 1.8% (midpoint of updated guidance) as a result of lower than expected opening occupancies for the communities at Texas Tech University, Syracuse University, the University of Mississippi and the University of Kentucky, and the sale of our University of Oklahoma community that was not in original guidance.

New-community NOI items:
2016 Acquisitions / Developments	$(2.7)
The reduction in guidance for new community NOI from 2016 Acquisitions/Developments is primarily attributed to our University of Wisconsin community, including a $0.6 million (5%) shortfall in 2017/2018 lease term revenue and $1.9 million increase in expenses, primarily real estate taxes. Real estate tax expense has been recorded at the assessed amount, but the assessment is being appealed.

Removal of 2017 TBD Acquisitions	(1.0)				Reduction in new community NOI from 2017 Acquisitions is the result of the reduction in 2017 acquisitions from $100 million at midpoint, to $28 million actual.
2017 Developments - Oklahoma State University	(1.4)				Postponement of the delivery of the off-campus development at Oklahoma State University.
2017 Developments	(1.2)
The reduction in guidance for new community NOI from 2017 Developments other than Oklahoma State University is primarily due to the new delivery at Michigan State University, which opened the 2017/2018 lease term 64% occupied.

		(6.3)

Other-community NOI		1.3
Increase in other community NOI at University Towers, the off-campus freshman style dorm serving North Carolina State University, as a result of achieving 2017/2018 opening occupancy of almost 100% compared to original guidance of 50%.

Third-party development fees		1.1			Third-party development fees in excess of guidance, primarily related to incentive development fees earned from completing two third-party developments under budget.
General and administrative expense		(1.8)			Primarily the $2.5 million accrual of expenses related to third-party development construction cost overruns. Any future recoveries will be recognized when realized.
All other, net		1.3			The net impact of all other non-community related items; primarily non-controlling interests and income taxes.
Lower Share Count Guidance			(2.3)
The estimated weighted average shares outstanding during 2017 has been revised downward by 2.3 million shares to 74.5 million, and the estimated total shares outstanding at December 31, 2017 has been revised downward by 6 million shares to 78.8 million. The reduction in weighted average shares outstanding and total shares outstanding is directly attributable to changes in the total amount of capital required in 2017 to maintain our goal of debt to gross assets of 25% at the end of each quarter. This reduction is primarily as a result of the $72 million reduction in estimated 2017 acquisitions, the unbudgeted sale of our University of Oklahoma community which generated $18 million in proceeds and the timing of development spending.

Midpoint of Core FFO Revised Guidance		$141.3	74.5	$1.90

THIRD QUARTER	26

UPDATED 2017 GUIDANCE

(Amounts in millions, except per share data)

Core FFO
	Original Guidance		Updated Guidance		Difference
	Low	High	Low	High	Low	High		% Change
Core FFO	$146.0	$153.5	$139.8	$142.8	$(6.2)	$(10.7)
Midpoint	$149.8		$141.3		$(8.5)			(5.7)%

Core FFO per share/unit	$1.90	$2.00	$1.88	$1.92	$(0.02)	$(0.08)
Midpoint	$1.95		$1.90		$(0.05)			(2.6)%

Core FFO Growth - Midpoint	21.8%		14.9%
Core FFO per Share/Unit Growth - Midpoint	10.4%		7.3%

Full year weighted average shares	76.8		74.5		(2.3)			(3.0)%

Total shares outstanding at January 1, 2016	73.6		73.6		—
Total shares outstanding at December 31, 2016	84.8		78.8		(6.0)			(7.1)%

Community Net Operating Income Guidance Assumptions
	Original Guidance		Updated Guidance		Difference
	Low	High	Low	High	Low	High		% Change
Same Communities:
Revenue - full year	$242.8	$245.0	$237.7	$238.3	$(5.1)	$(6.7)
Midpoint	$243.9		$238.0		$(5.9)		(1)	(2.4)%

Revenue growth - full year	2.5%	3.5%	1.6%	1.9%	(0.9)%	(1.6)%
Midpoint	3.0%		1.8%		(1.2)%

SS revenue growth pacing:
First Quarter	1.0%		1.4%		0.4%
Second Quarter	2.5%		2.1%		(0.4)%
Third Quarter	4.5%		2.6%		(1.9)%
Fourth Quarter	4.0%		1.4%		(2.6)%

THIRD QUARTER	27

UPDATED 2017 GUIDANCE

	Original Guidance		Updated Guidance		Difference
	Low	High	Low	High	Low	High		% Change
Operating expense - full year	$96.2	$97.2	$94.6	$95.2	$(1.6)	$(2.0)
Midpoint	$96.7		$94.9		$(1.8)		(1)	(1.9)%

Operating expense growth - full year	3.0%	4.0%	3.5%	4.1%	0.5%	0.1%
Midpoint	3.5%		3.8%		0.3%

SS operating expense growth pacing:
First Quarter	6.0%		5.1%		(0.9)%
Second Quarter	3.0%		4.5%		1.5%
Third Quarter	3.0%		3.1%		0.1%
Fourth Quarter	2.0%		3.8%		1.8%

Direct operating expenses	1.0%	2.0%	1.0%	1.5%	—%	(0.5)%
Fixed operating expenses	9.0%	11.0%	12.0%	13.4%	3.0%	2.4%
Real estate taxes within fixed operating expenses	13.0%	15.0%	14.5%	15.0%	1.5%	—%

NOI - full year	$146.6	$147.8	$142.8	$143.4	$(3.8)	$(4.4)
Midpoint	$147.2		$143.1		$(4.1)		(1)	(2.8)%

NOI growth - full year	2.0%	3.0%	0.2%	0.7%	(1.8)%	(2.3)%
Midpoint	2.5%		0.5%		(2.0)%

SS NOI growth pacing:
First Quarter	(2.0)%		(0.5)%		1.5%
Second Quarter	2.0%		0.4%		(1.6)%
Third Quarter	6.0%		2.0%		(4.0)%
Fourth Quarter	5.0%		0.1%		(4.9)%

Same Community growth - rest of year:

Revenue - last 5 months	3.5%	4.5%	1.3%	2.3%	(2.2)%	(2.2)%
Midpoint	4.0%		1.8%		(2.2)%

THIRD QUARTER	28

UPDATED 2017 GUIDANCE

	Original Guidance		Updated Guidance		Difference
	Low	High	Low	High	Low	High	% Change
Fourth Quarter:
Revenue	4.0%		1.4%		(2.6)%
Operating Expense	2.0%		3.8%		1.8%
NOI	5.0%		0.1%		(4.9)%

(1) The reduction from original same-community revenue, operating expense and NOI guidance includes, $2.6 million, $2.0 million and $0.6 million respectively for the removal of The Reserve on Stinson, which was sold in June of 2017.

New Communities:
New Community NOI	$42.8	$44.6	$37.2	$37.6	$(5.6)	$(7.0)
Midpoint	$43.7		$37.4		$(6.3)		(14.4)%	(2)

Comprised of:
NOI on 2017 developments and acquisitions	$17.4	$18.7	$14.8	$15.0	$(2.6)	$(3.7)
NOI on 2016 developments and acquisitions	$29.5	$30.0	$26.5	$26.7	$(3.0)	$(3.3)
Preopening expenses	$4.1		$4.1		$—

(2) $2.7 million relates to reduced acquisition guidance and delay of Oklahoma State University

Other Communities:
Other Community NOI	$2.0		$3.3		$1.3		65.0%

Preopening expenses related to redevelopment of Players Club, included in above	$0.4		$0.4		$—

Third Party Development and Management Fees
	Original Guidance		Updated Guidance		Difference
	Low	High	Low	High	Low	High	% Change
Third party development fees	$3.4		$4.4	$4.7	$1.0	$1.3	33.3%
Third party management fees	$3.2		$3.5		$0.3		9.4%

THIRD QUARTER	29

UPDATED 2017 GUIDANCE

G&A and Nonoperating Expenses
	Original Guidance		Updated Guidance		Difference
	Low	High	Low	High	Low	High	% Change
Interest expense before capitalized interest and including amortization of deferred financing costs	$32.0	$33.0	$29.3	$29.7	$(2.7)	$(3.3)
Midpoint	$32.5		$29.5		$(3.0)		(9.2)%

Capitalized interest	$14.4	$16.2	$12.2	$12.6	$(2.2)	$(3.6)
Midpoint	$15.3		$12.4		$(2.9)		(19.0)%

General and administrative expenses (including management and development services)	$24.0	$25.5	$26.2	$27.0	$2.2	$1.5
Midpoint	$24.8		$26.6		$1.8		7.3%

Ground lease expense	$13.5		$13.4		$(0.1)

Straight line ground rent add back to Core FFO	$4.7		$4.7		$—

Depreciation and amortization	$90.6		$95.3		$4.7

Depreciation and amortization add back to Core FFO	$88.2		$93.2		$5.0

Other
	Original Guidance		Updated Guidance		Difference
	Low	High	Low	High	Low	High
Income tax expense	$0.4		$(0.7)		$(1.1)

Equity in earnings of unconsolidated entities	$0.7		$0.5		$(0.2)

Core FFO depreciation add back related to unconsolidated entities above	$2.5		$2.7		$0.2

Net loss attributable to noncontrolling interests	$0.8		$1.2		$0.4

Noncontrolling interest reduction adjustment to FFO	$0.3		$0.3		$—

THIRD QUARTER	30

UPDATED 2017 GUIDANCE

Potential Capital Transactions
	Original Guidance		Updated Guidance
	Low	High	Low	High
Acquisitions	$75.0	$125.0	$28.7

Dispositions	$—		$17.7

Equity issuances, including settling ATM forward	$400		$190
	11.2 million shares		5.0 million shares

First Quarter	$—		$—
Second Quarter	$110		$—
Third Quarter	$205		$110
Fourth Quarter	$85		$93

Private placement notes offering	$150 on 7/1/17 at 4.5%		$150 on 9/1/17 at 4.3%

THIRD QUARTER	31

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same-Communities
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Pointe	Pennsylvania State University	Jan '05	984	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
The Lofts	University of Central Florida	Jan '05	730	3949	Saint Louis University	Aug '13	256
The Reserve at Columbia	University of Missouri	Jan '05	676	Lymon T. Johnson Hall (ONE Plan)	University of Kentucky	Aug '13	301
Commons at Knoxville	University of Tennessee	Jan '05	708	Herman Lee Donovan Hall (ONE Plan)	University of Kentucky	Aug '13	300
Campus Creek	University of Mississippi	Feb '05	636	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
Campus Lodge	University of Florida	Jun '05	1,115	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
Carrollton Crossing	University of West Georgia	Jan '06	336	The Retreat at State College	Pennsylvania State University	Sept '13	587
River Pointe	University of West Georgia	Jan '06	504	The Cottages on Lindberg	Purdue University	Sept '13	745
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Varsity	University of Michigan	Dec '13	415
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Lotus	University of Colorado - Boulder	Nov '11, Aug '14	235
GrandMarc at The Corner	University of Virginia	Oct '10	641	109 Tower	Florida International University	Aug '14	542
Wertland Square	University of Virginia	Mar '11	152	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
Jefferson Commons	University of Virginia	Mar '11	82	Frances Jewell Hall (ONE Plan)	University of Kentucky	Aug '14	740
The Berk on College	University of California, Berkeley	May '11	122	Georgia M. Blazer Hall (ONE Plan)	University of Kentucky	Aug '14	427
The Berk on Arch	University of California, Berkeley	May '11	43	Haggin Hall (ONE Plan)	University of Kentucky	Aug '14	396
University Village Towers	University of California, Riverside	Sept '11	554	Chellgren Hall (ONE Plan)	University of Kentucky	Aug '14	409
Irish Row	University of Notre Dame	Nov '11	326	Woodland Glen II (ONE Plan)	University of Kentucky	Aug '14	409
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	The District on Apache	Arizona State University - Tempe	Sept '14	900
Campus West (ONE Plan)	Syracuse University	Aug '12	313	Commons on Bridge	University of Tennessee	June '15	150
East Edge	University of Alabama	Aug '12	774	Oaks on the Square- Ph IV	University of Connecticut	Aug '15	391
The Province	East Carolina University	Sept '12	728	The Retreat at Louisville	University of Louisville	Aug '15	656
The District on 5th	University of Arizona	Oct '12	764	Woodland Glen III (ONE Plan)	University of Kentucky	Aug '15	782
Campus Village	Michigan State University	Oct '12	355	Woodland Glen IV (ONE Plan)	University of Kentucky	Aug '15	578
The Province	Kent State University	Nov '12	596	Woodland Glen V (ONE Plan)	University of Kentucky	Aug '15	250
The Suites at Overton Park	Texas Tech University	Dec '12	465	The Province Boulder	University of Colorado - Boulder	Sept '15	317
					Total Same-Communities		26,167

THIRD QUARTER	32

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
New-Communities
The Retreat at Oxford(1)	University of Mississippi	Aug '13, Aug '16	1,018	Sawtooth Hall (ONE Plan)	Boise State University	Aug '17	656
Lokal(1)	Colorado State University	March '16	194	Lewis Hall (ONE Plan)	University of Kentucky	Aug '17	346
The Hub at Madison(1)	University of Wisconsin	May '16	1,038	SkyVue	Michigan State University	Aug '17	824
Holmes Hall (ONE Plan)(1)	University of Kentucky	Aug '16	645	The Local: Downtown	Texas State University	Aug '17	304
Boyd Hall (ONE Plan)(1)	University of Kentucky	Aug '16	496	The Woods (ONE Plan)	Northern Michigan University	Aug '17	417
The Retreat at Blacksburg(1)	Virginia Tech	Aug '16	829		Total New-Communities		9,364
Pura Vida Place(2)	Colorado State University	Aug '16	100
Carriage House(2)	Colorado State University	Aug '16	94	Other-Communities
Urbane(2)	University of Arizona	Sept '16	311	University Towers(3)	North Carolina State University	Jan '05	889
Retreat at Corvallis(2)	Oregon State University	Jan '17	1,016		Total Other-Communities		889
319 Bragg(2)	Auburn University	Feb '17	305
University Flats (ONE Plan)	University of Kentucky	Aug '17	771		Total Owned-Communities		36,420

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2017/2018 leasing purposes, as the Company managed the leasing process for both the 2016/2017 and 2017/2018 lease cycles. Total same-community beds for leasing purposes is 30,387.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for the 2016/2017 lease year.
(3) University Towers moved into other-communities on January 1, 2017 due to an anticipated change in the operations of the property related to the University's new live-on requirement, and is reflected as an other-community in the final leasing results.

THIRD QUARTER	33

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jeffrey Spector	(646) 855-1363	jeff.spector@baml.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Evercore ISI	Gwen Clark	(212) 446-5611	gwen.clark@evercoreisi.com
FBR Capital Markets & Co.	David Corak	(703) 312-1610	dcorak@fbr.com
Green Street Advisors	Ryan Burke	(949) 640-8780	rburke@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com

THIRD QUARTER	34

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt (excluding unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Idaho, Iowa, Oklahoma, Missouri; North: Michigan, Minnesota, Ohio, Indiana, Illinois, Wisconsin; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado, Oregon.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

EdR's Economic Ownership of Developments	Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

Development Cost Funded by EdR's Balance Sheet
For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the development costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

THIRD QUARTER	35

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

THIRD QUARTER	36